UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 20, 2011

STARINVEST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

814-00652 (Commission File Number)	91-1317131 (IRS Employer Identification No.)

3300 North A Street Suite 2-210

Midland, Texas 79705

(Address of Principal Executive Offices, Zip Code)

(432) 682-8373

(Registrant's Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 29, 2011, the Board of Directors of StarInvest Group, Inc. (the “Company”) received the resignations of Cristiano Germinario as Directors of the Company and the resignation of Robert H. Cole as Chief Executive Officer of the Company. Mr. Germinario was appointed by the Board of Directors on December 20, 2006 while Mr. Cole was appointed as Chief Executive Office on May 10, 2006. Both resignations became effective on June 29, 2011.

On June 29, 2011, the Board of Directors of StarInvest Group Inc., a Nevada corporation, (the “Registrant”) appointed Ron Moschetta to replace Mr. Cole as Chief Executive Officer and replace Mr. Germinario on the board of Directors. Mr. Cole will remain on the board.

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARINVEST GROUP, INC.

By: /s/ Robert H. Cole

Name: Robert H. Cole

Title: Chief Executive Officer

Date: June 29, 2011